FIRST AMENDMENT TO SECURITY AGREEMENT


     This First Amendment to Security Agreement (the "Amendment") is made as of this 30th day of November, 2000, to be effective as of September 30, 2000, by and among ASCENT MANAGEMENT, INC. (the "Borrower"), and LASALLE BANK NATIONAL ASSOCIATION (the "Bank").

                              W I T N E S S E T H:

     WHEREAS, the Borrower and the Bank are parties to that certain Security Agreement, dated as of July 21, 1999 (the "Security Agreement); and

     WHEREAS, the parties desire to amend the Security Agreement, as more fully set forth herein.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the adequacy of which is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:


SECTION I. DEFINITIONS.  Unless otherwise defined herein,  all capitalized terms
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shall have the meaning given to them in the Security Agreement.

SECTION II. AMENDMENTS TO SECURITY AGREEMENT.
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     2.1 Section 8 of the Security  Agreement is hereby  amended by deleting the reference to the amount of "$2,000,000" and inserting in its stead the amount of "$2,500,000."

SECTION  III.  CONDITIONS  PRECEDENT.  The  effectiveness  of this  Amendment is
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expressly conditioned upon satisfaction of the following conditions precedent:

     3.1 The Bank shall have received copies of this Amendment duly executed by the Borrower.

     3.2 The Bank shall have received such other documents, certificates and assurances as it shall reasonably request, all of which have been delivered on or prior to the date hereof.

SECTION IV. REAFFIRMATION OF THE BORROWER. The Borrower hereby represents and warrants to the Bank that (i) the warranties set forth in Section 7 of the Security Agreement are true and correct on and as of the date hereof, except to the extent (a) that any such warranties relate to a specific date, or (b) changes thereto are a result of transactions for which the Bank has granted its consent; (ii) the Borrower is on the date hereof in compliance with all of the terms and provisions set forth in the Security Agreement as hereby amended; and
(iii) upon execution hereof no Event of Default has occurred and is continuing or has not previously been waived.

SECTION  V. FULL  FORCE AND  EFFECT.  Except as  herein  amended,  the  Security
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Agreement shall remain in full force and effect.

SECTION  VI.  COUNTERPARTS.  This  Amendment  may be  executed  in  two or  more
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counterparts,  each of  which  shall be  deemed  an  original,  but all of which together shall constitute one and the same document.

                            [SIGNATURE PAGE FOLLOWS]


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     IN WITNESS WHEREOF,  the parties hereto have executed this Amendment on the day and year specified above.

                             ASCENT MANAGEMENT, INC.


                           By: /s/Patrick J. Mitchell
                           Name:  Patrick J. Mitchell
                           Title: Chairman of the Board and CEO




                           LASALLE BANK NATIONAL ASSOCIATION


                           By: /s/Janet R. Gates
                           Name:  Janet R. Gates
                           Title: Senior Vice President